UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    November 14, 2006
                                                    -----------------

                       Cherokee International Corporation
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             (Exact name of registrant as specified in its charter)



             Delaware                    000-50593              95-4745032
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 (State or other jurisdiction of   (Commission File Number)   (IRS Employer
         incorporation)                                     Identification No.)


2841 Dow Avenue, Tustin, California                           92780
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (714) 544-6665
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

         On November 14, 2006 Cherokee International Corporation (the "Company") issued a press release regarding its financial results for its fiscal third quarter ended October 1, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

         The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by the Company dated November 14, 2006.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CHEROKEE INTERNATIONAL CORPORATION



Date: November 14, 2006                     By:  /s/ Linster W. Fox
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                                            Name: Linster (Lin) W. Fox
                                            Title: Chief Financial Officer